UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 17, 2007
Coconut Palm Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-51418	20-2763411

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway, Suite 500, Boca Raton, Florida		33432

(Address of Principal Executive Offices)		(Zip Code)
(561) 955-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS
ITEM 8.01. OTHER EVENTS
     On January 17, 2007, Coconut Palm Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as the Warrant Agent, entered into an Amended and Restated Warrant Clarification Agreement, amending the Warrant Agreement, dated September 8, 2005 between the parties to clarify that registered holders do not have the right, and did not have the right when the parties initially entered into the Warrant Agreement, to receive a net cash settlement in the event the Company does not maintain a current prospectus relating to the Company’s common stock issuable upon exercise of the Warrants at the time such Warrants are exercisable. A copy of the Amended and Restated Warrant Clarification Agreement is filed herewith as Exhibit 4.7.
     In addition, on January 17, 2007, the Company, Morgan Joseph & Co. Inc., EarlyBirdCapital, Inc., David Nussbaum, and Steven Levine entered into a Unit Purchase Option Clarification Agreement, amending the Unit Purchase Option, dated September 8, 2005 between the parties clarifying that the Option holder does not have the right, and did not have the right at the issuance of the Purchase Option, to receive a net cash settlement in the event the Company does not maintain a current prospectus relating to the units, common stock and warrants issuable upon exercise of the Purchase Option at the time such Purchase Option is exercisable. A copy of the Unit Purchase Option Clarification Agreement is filed herewith as Exhibit 4.8.
     The Company and its officers and directors may be deemed to have participated in the solicitation of proxies from the Company’s stockholders in favor of the approval of the merger with Equity Broadcasting Corporation. Information concerning the Company’s directors and executive officers is set forth in the publicly filed documents of the Company. Stockholders may obtain more detailed information regarding the direct and indirect interests of the Company and its directors and executive officers in the merger by reading the preliminary and definitive proxy statements regarding the merger with Equity Broadcasting Corporation, which are being filed with the Securities and Exchange Commission.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
d) Exhibits

Exhibit No.	Description

4.7	Amended and Restated Warrant Clarification Agreement, dated January 17, 2007, between the Company and Continental Stock Transfer & Trust Company

4.8	Unit Purchase Option Clarification Agreement, dated January 17, 2007, by and among the Company, Morgan Joseph & Co. Inc., EarlyBirdCapital, Inc., David Nussbaum and Steven Levine

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2007	COCONUT PALM ACQUISITION CORP.
/s/ Richard C. Rochon
Richard C. Rochon
Chairman and Chief Executive Officer

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